SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2017 (April 20, 2017)

AMMO, INC.
 (Exact Name of Registrant as Specified in Charter)

Delaware	333-29295	30-0957912
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

6401 E. Thomas Road, #106
Scottsdale, Arizona 85251
 (Address of principal executive offices)

480-947-0001
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AMMO, INC.
Form 8-K/A
Amended Current Report

EXPLANATORY NOTE
This Amendment No. 1 to our Current Report on Form 8-K originally filed on May 04, 2017 (the "Original Filing"), is being made to respond to comments received from the Staff of the Securities and Exchange Commission.  For convenience and ease of reference, the Company is filing this Form 8-K/A in its entirety with the applicable change and unless otherwise stated, all information contained in this amendment is as of May 04, 2017, the filing date of the Original Filing. Except as stated herein, this Form 8-K/A does not reflect events or transactions occurring after such filing date or modify or update those disclosures in the Original Filing that may have been affected by events or transactions occurring subsequent to such filing date.

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
On April 20, 2017, the Board of Directors of the AMMO, Inc., a Delaware corporation (the "Company" or "Registrant") dismissed Schumacher & Associates, Inc. (the "Former Accountant") as the Registrant's independent registered public accountants, and the Board of Directors approved the engagement of KWCO, P.C. (the "New Accountant") to serve as the Registrant's independent registered public accountants for fiscal year 2017. The New Accountant was engaged on April 20, 2017.
The Former Accountant's reports on the financial statements of the Company for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the period of the Former Accountant's engagement and through April 20, 2017, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for any period.
During the period of the Former Accountant's engagement and through April 20, 2017, there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.
The Registrant requested that the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 hereto.
During the period of the Former Accountant's engagement and through April 20, 2017, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:
•
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

•	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.
On April 20, 2017, with the prior approval of its Board of Directors, the Registrant engaged the New Accountant as its independent registered public accounting firm.
The Company has not consulted with the New Accountant regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through present.

Item 9.01  Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Schumacher & Associates, Inc., dated April 26, 2017, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2017	AMMO, INC.

By: /s/ Fred W. Wagenhals
Fred W. Wagenhals Chief Executive Officer